EXHIBIT 99.1

FOR IMMEDIATE RELEASE
August 6, 2004



                                                    Contacts:      Misty Skipper
                                                                    904-366-2949
                                                                       CSX Corp.

                                                                        Bob Fort
                                                                    757-629-2710
                                                          Norfolk Southern Corp.
                                                               (Media Inquiries)

                                                                 Leanne Marilley
                                                                    757-629-2861
                                                          Norfolk Southern Corp.
                                                            (Investor Inquiries)

                                                              Jonathan M. Broder
                                                                   (215)209-5020
                                                         Consolidated Rail Corp.


CONRAIL, CSXT AND NSR ANNOUNCE INCREASE IN CASH CONSIDERATION AND OTHER AMENDED TERMS TO THE PREVIOUSLY ANNOUNCED EXCHANGE OFFER AND CONSENT SOLICITATION FOR CONRAIL'S 9 3/4% DEBENTURES DUE JUNE 15, 2020 AND CONRAIL'S 7 7/8% DEBENTURES DUE MAY 15, 2043

WASHINGTON D.C. - Consolidated Rail Corporation (Conrail), CSX Transportation, Inc. (CSXT) and Norfolk Southern Railway Company (NSR) today announced that they are increasing the cash consideration and amending certain other terms of their offer to exchange new unsecured debt securities of CSXT and NSR and cash for existing unsecured debt securities of Conrail. The exchange offer is part of the restructuring of Conrail's indebtedness as described in the parties' joint petition, filed June 4, 2003, with the Surface Transportation Board (STB). In connection with the exchange offer, Conrail also is soliciting consents from holders of its unsecured debt securities to permit the restructuring.

Subject to the terms and conditions of the exchange offer and consent solicitation, Conrail, CSXT and NSR have committed to increase the cash payment for each $1,000 principal amount of Conrail's unsecured debt securities validly tendered in the exchange offer and consent solicitation as follows:


----------------------------------- ----------------------- --------------------
            SERIES                   ORIGINAL CASH PAYMENT  REVISED CASH PAYMENT
----------------------------------- ----------------------- --------------------

9 3/4% Debentures Due June 15, 2020         $7.00                  $15.00
----------------------------------- ----------------------- --------------------

7 7/8% Debentures Due May 15, 2043          $7.50                  $22.25
----------------------------------- ----------------------- --------------------


In addition, CSXT proposes to add a new covenant to the proposed indenture for the new unsecured debt securities of CSXT that shall require CSXT to take reasonable steps to preserve its legal corporate existence and business, provided that such an undertaking shall not prohibit any merger, consolidation, conveyance, transfer or lease not otherwise prohibited by the indenture.

CSXT also proposes to amend the proposed indenture so that CSXT may not lease its properties and assets substantially as an entirety to any person unless, among other things, the person that acquires by lease the properties and other assets of CSXT substantially as an entirety assumes the obligations of CSXT under the new CSXT debt securities and the proposed indenture. This restriction is in addition to the existing restrictions on consolidation, merger, conveyance and transfer of CSXT's properties and assets currently set forth in the proposed indenture.

Finally, NSR and CSXT each propose to add a covenant to their respective proposed indentures for the new unsecured debt securities that requires them to provide the relevant indenture trustee with any specific reports filed with the SEC pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, such as annual and quarterly reports; or if NSR or CSXT is not required to file such reports pursuant to either of such Sections, then NSR and/or CSXT shall file with the relevant indenture trustee audited annual and unaudited quarterly financial statements as would have been required to be included in an annual report on Form 10-K or a quarterly report on Form 10-Q as applicable.

All other terms of the exchange offer and consent solicitation, dated July 26, 2004, will remain unchanged. The exchange offer and unsecured debt consent solicitation will expire at 5 p.m., New York City time, on August 23, 2004, unless extended.

Conrail, CSXT and NSR have been in discussion with an ad hoc committee that has advised that it represents approximately $477 million in aggregate principal amount of Conrail's unsecured debt securities.

Based on the commitment by Conrail, CSXT and NSR to increase cash consideration and amend the other terms of the exchange offer and consent solicitation as noted above, the members of the committee have committed to tender their Conrail unsecured debt securities into the exchange offer and consent solicitation.

Morgan Stanley & Co. Incorporated is the dealer manager for the exchange offer and unsecured debt consent solicitation.

CSX Corporation (CSX), based in Jacksonville, Fla., owns the largest rail network in the eastern United States. CSXT and its 34,000 employees provide rail transportation services over a 23,000 route-mile network in 23 states, the District of Columbia and two Canadian provinces. CSX also provides intermodal and global container terminal operations through other subsidiaries.

Norfolk Southern Corp. (NSC), through its NSR subsidiary, operates 21,500 route miles in 22 states, the District of Columbia and Ontario, serving every major container port in the eastern United States and providing connections to western rail carriers. NSC operates an extensive intermodal network and is the nation's largest rail carrier of automotive parts and finished vehicles.

Conrail is a principal freight railroad in the Northeastern United States, and is indirectly owned 58% by NSC and 42% by CSX.

This press release contains forward-looking statements which speak only as of the date they are made, and none of CSX, NSC or Conrail, or any of their respective subsidiaries, undertakes any obligation to update or revise any forward-looking statement. If CSX, NSC or Conrail do update any forward-looking statement, no inference should be drawn that CSX, NSC or Conrail will make additional updates with respect to that statement or any other forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, and other factors which are, in some cases, beyond the control of CSX, NSC and Conrail and could materially affect actual results, performance or achievements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others:
(i) success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; and (iv) the outcome of claims and litigation involving or affecting a company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements made by each of NSC and CSX are specified elsewhere in NSC's and CSX's respective documents filed with the SEC. Documents filed with the SEC by CSX and NSC are accessible on the SEC's website at www.sec.gov, CSX's website at www.csx.com and NSC's website at www.nscorp.com.

Registration statements relating to the new CSXT and NSR unsecured debt securities have been filed with the SEC and were declared effective on July 26, 2004. The exchange offer and consent solicitation is made solely by the Prospectus and Consent

Solicitation Statement, dated July 26, 2004, as it may be amended from time to time. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Prospectus and Consent Solicitation Statement and related materials have been mailed to holders of Conrail's unsecured debt securities in connection with the exchange offer and consent solicitation. These documents contain important information about the proposed transaction and the exchange offer and consent solicitation. INVESTORS AND HOLDERS OF CONRAIL'S UNSECURED DEBT SECURITIES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and holders of Conrail's unsecured debt securities will be able to obtain free copies of documents related to the exchange offer and unsecured debt solicitation through the website maintained by the SEC at http://www.sec.gov. In addition, free copies of any of these documents may be obtained from Conrail by directing a request to: Consolidated Rail Corporation, 2001 Market Street, Philadelphia, PA 19103, Attention: Corporate Secretary, (215) 209-5025. In addition to the registration statements and prospectuses, CSX and NSC file annual, quarterly and special reports, proxy statements and other information with the SEC. These SEC filings are available to the public through the website maintained by the SEC at http://www.sec.gov. A written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, in connection with the exchange offer, may also be obtained from: Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, phone number: (212) 750-5833.

                                      ###